TCW FUNDS, INC.

SUPPLEMENT DATED July 24, 2007 TO

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2007

The name of the Corporation’s distributor at page A-54 is changed from TCW Brokerage Services to TCW Funds Distributors.

The section titled “Administration Agreement” at page A-69 is substituted by the following:

State Street Bank and Trust Company (“Administrator”) serves as the administrator of the Corporation pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain accounting and administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Corporation’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Corporation; and preparing the Corporation’s Form N-SAR. The Administrator receives an accounting and administration fee based on the combined assets of the Corporation and TCW Strategic Income Fund, Inc. as follows: 0.0575% of the first $3 billion in assets; 0.0175% of the next $1 billion in assets; 0.0150% of the next $6 billion in assets and 0.0125% thereafter. For the fiscal years ended October 31, 2006, 2005 and 2004, the Administrator received accounting and administration fees of $3,761,000; $3,609,000; and $3,544,000, respectively.